SUBSCRIPTION INSTRUCTIONS

         PTN Media, Inc. (the "Company") is offering 400,000 shares of its Common Stock, par value $.001 per share. The subscription price is $5.00 per share. The offering period (the period of time during which subscriptions for shares will be considered for acceptance) ends [October 31, 1998]. You are encouraged to subscribe for as many shares as you desire to purchase. Subscriptions will be accepted on a priority determined solely at the discretion of the Company.

         Interested parties should complete the Subscription Agreement, attached herewith, for the number of shares desired. The Company requests that subscriptions be in increments of one hundred (100) shares. Return the executed agreement to PTN Media, Inc., 313 North First St., Suite 8B, Ann Arbor, Michigan, 48104, Attention: Corporate Secretary, or to the broker-dealer who solicited your purchase. Please also remit full payment for the shares. The Company reserves the right to accept or reject any subscription in whole or in part. Payment must be by check payable to "University Bank, as escrow agent for PTN Media, Inc." If your subscription is accepted, you will receive certificates representing such accepted shares. If your subscription is not accepted, all funds will be returned to you within ten days after [October 31, 1998].


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                             SUBSCRIPTION AGREEMENT

                                                              August      , 1998

PTN Media, Inc.
313 North First Street

Suite 8B
Ann Arbor, MI 48104

Ladies and Gentlemen:

         My name is ________________________. I hereby apply to PTN Media Inc., a Delaware corporation (the "Corporation") to purchase ____________ shares (the "Shares") of the Corporation's common stock, par value $.001 per share (the "Common Stock") at a purchase price of $5.00 per share, or an aggregate purchase price of $__________, such purchase price and Shares to be delivered upon the execution and delivery hereof.

         1. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Corporation as follows:

                  A. The undersigned has received and read and understands this Subscription Agreement as well as the Corporation's Prospectus dated _____________ (the "Prospectus"). The undersigned's domicile is in the State of
_______________, and the undersigned or its signatory is over 18 years of age.

                  B. No representations or warranties have been made to the undersigned by the Corporation or any agent of the Corporation, other than as set forth herein or in the Prospectus.

                  C. The undersigned has full power and authority to make the representations referred to in this Subscription Agreement, to execute and deliver this Agreement and to purchase the Shares.

                  E. The undersigned's authorization, execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which the undersigned is a party or by which she is bound.

                  F. The undersigned is aware of the Corporation's business affairs and financial condition, including the fact that the Corporation has only a limited financial and operating history and a substantial working capital deficit, and she has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire an interest the Corporation.

                  G. The undersigned acknowledges that this Subscription Agreement may be accepted or rejected, in whole or in part, by the Corporation in its sole discretion, and that subscription proceeds will be returned to the undersigned upon any such rejection.


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         The undersigned hereby agrees to indemnify and hold harmless the
Corporation and each director, officer or employee thereof from and against any and all loss, damage or liability due to or arising out of a breach of any of the foregoing representations and warranties of the undersigned.

         2. Survival of Agreements, Representations and Warranties, Etc. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Corporation in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by the undersigned or on the undersigned's behalf, and the sale and purchase of the Shares and payment therefor.

         3. Miscellaneous. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one agreement. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only with the written consent of the undersigned and the Corporation. This Subscription Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. This Subscription Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof.

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                     THE INDIVIDUAL INVESTOR SIGNATURE PAGE

                   FOR PTN MEDIA, INC. SUBSCRIPTION AGREEMENT

Individual Subscribers                      Date:_________________, 1998

Number of Shares Subscribed for: _________________________

Amount of Subscription: $________________________________

 .....................                     ..............................
Social Security No.                       Print Name of Investor No. 1

                                          ..............................
                                          Signature of Investor No. 1

                                          ..............................
                                          Street Address

                                          ..............................
                                          City, State, Zip Code

 .....................                     ..............................
Social Security No.                       Print Name of Investor No. 2

                                          ..............................
                                          Signature of Investor No. 2

                                          ..............................
                                          Street Address

                                          ..............................
                                          City, State, Zip Code

Manner in which Shares are to be held (check one):
_______________ Individual Ownership
_______________ Tenants-in-Common
_______________ Joint Tenant with Right of Survivorship
_______________ Community Property
_______________ Separate Property
_______________ Other (please specify)      __________________________

                                            __________________________
ACCEPTED BY THE COMPANY:
PTN MEDIA, INC.

By:

   Peter Klamka, President

Date:

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                           THE ENTITY SIGNATURE PAGE
                   FOR PTN MEDIA, INC. SUBSCRIPTION AGREEMENT

Corporate or other Entity                   Date:_______________, 1998

Number of Shares Subscribed for: _________________________

Amount of Subscription: $________________________________

 ......................                    ..............................
Federal ID No.                                 Print Name of Entity

                                          By:___________________________
                                             Name:
                                             Title:

                                          ..............................
                                                  Street Address

                                          ..............................
                                              City, State, Zip Code

Manner in which Shares are to be held (check one):
_______________ Partnership
_______________ Corporation
_______________ Trust
_______________ Limited Liability Company
_______________ Limited Liability Partnership
_______________ Other (please specify)      __________________________

                                            __________________________

ACCEPTED BY THE COMPANY:

PTN MEDIA, INC.

By:

   Peter Klamka, President

Date:
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                                                                   EXHIBIT 10.13

                                ESCROW AGREEMENT

         AGREEMENT made as of the day of August, 1998 by and between PTN Media, Inc., a Delaware corporation with its principal office at 313 North First Street, Suite 8B, Ann Arbor, MI 48104 (the "Corporation"), and University Bank of Ann Arbor, Michigan, with offices at (the "Escrow Agent").

                               W I T N E S S E T H

         WHEREAS, the Escrow Agent has been advised that the Corporation is organized under the laws of the State of Delaware, and

         WHEREAS, the Escrow Agent has been advised that the Corporation has been authorized to issue shares of Common Stock of the Corporation with an aggregate purchase price not in excess of $2,000,000, and

         WHEREAS, the Escrow Agent has been advised that the Corporation proposes to offer the Shares to the public on a "best efforts" basis, and

         WHEREAS, the Escrow Agent is willing to establish an escrow account on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein, contained, the parties hereby agree as follows:

         1. Establishment of Escrow Account. Prior to the time at which the offering of the Shares commences (the "Commencement Date"), the parties hereto shall establish, and by execution of this Agreement hereby agree to establish, with the Escrow Agent an interest-bearing escrow account with a designated branch of the Escrow Agent, which escrow account shall be entitled, "For the Benefit of PTN Media, Inc." (the "Escrow Account"). The Corporation shall notify the Escrow Agent in writing of the Commencement Date.

         2. Deposits Into the Escrow Account. All subscribers' checks will be made payable to the Escrow Agent, as escrow agent for PTN Media, Inc., and all broker/dealers which may be acting as agents in connection with the offering ("Placement Agents") will transmit such checks directly to the Escrow Agent by noon of the next business day after receipt. The checks received from prospective purchasers of the Shares may be delivered to an Account Representative at the branch designated in writing by the Escrow Agent for deposit into the Escrow Account. Simultaneously with each such deposit, the Corporation shall inform the Escrow Agent, by copy of the signature page, subscription agreement, confirmation slip or other writing, of the name and address of each prospective purchaser and of the aggregate purchase price for the Shares subscribed for by such purchaser. In this regard, the Escrow Agent shall have the right to rely fully on the writings so furnished to it by the Placement Agent. The Escrow Agent is not obligated to, but may refuse to accept deposits not accompanied by an appropriate writing.

         3. Disbursements from the Escrow Account.

                  (a) In the event that the Corporation determines to terminate the offering prior to October 31, 1998 in a writing signed by the Corporation, the Escrow Agent shall refund to each prospective purchaser the amount actually received from such purchaser, with simple interest at a fixed rate thereon and without deduction therefrom, and the Escrow Agent shall notify the

Corporation of its distribution of such funds. In no event shall the Escrow Agent refund any amount to any prospective purchaser until such amount is, to the Escrow Agent's satisfaction, available in cleared funds. In addition, in no event shall the Escrow Agent refund any part of the interest earned on a prospective purchaser's subscription deposit until such time as the Escrow Agent has received an appropriate W-9 Form from such prospective purchaser.

                  (b) The Escrow Agent shall notify the Corporation of the total amount of cleared funds upon request by the Corporation provided in writing. The Escrow Agent shall hold such monies in escrow, until given instructions in writing by the Corporation as to the disposition of the excess funds. Thereafter, the Escrow Agent shall refund to the persons named by the Corporation the excess funds, with simple interest at a fixed rate actually earned thereon and without deduction therefrom, and the Escrow Agent shall notify the Corporation of its distribution of the excess funds. In no event shall the Escrow Agent refund any amount to any prospective purchaser until such amount is, to the Escrow Agent's satisfaction, available in cleared funds. In addition, in no event shall the Escrow Agent refund any part of the interest earned on a prospective purchaser's subscription deposit until such time as the Escrow Agent has received an appropriate W-9 Form from such prospective purchaser.

                  (c) Upon the disbursement of the funds in the Escrow Account (the "Fund") pursuant to this Agreement, the Escrow Agent will be under no further responsibility with respect to this Agreement. In this regard it expressly is agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the funds in the Escrow Account.

         4. Rights, Duties and Responsibilities of Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature. It is further agreed that:

                  (a) The Escrow Agent shall not be required to enforce any of the terms or conditions of the Placement Agent Agreement or any other agreement between any Placement Agent and the Corporation, nor shall the Escrow Agent be responsible for the performance by any Placement Agent or the Corporation of their respective obligations under this Agreement.

                  (b) The Escrow Agent shall not be required to accept from the Corporation any signature pages, subscription agreements or other writings issued to prospective purchasers hereunder unless the same are accompanied by cash, checks, drafts or other instruments for the payment of money, nor shall the Escrow Agent be required to keep records of any information on checks, drafts or other instruments received or collected by the Escrow Agent from the Corporation except as to the amount of same; however, the Escrow Agent shall notify the Corporation within reasonable time, by wire or otherwise, of any discrepancy between the amount set forth on any such confirmation slip or other writing and the sum or sums delivered to the Escrow Agent by the Corporation therewith. The Escrow Agent may at its own discretion refuse to accept any deposits lacking required documentation or containing discrepancies.

                  (c) The Escrow Agent shall be under no duty or responsibility to enforce collection of any check, draft or other instrument for the payment of money delivered to it hereunder, but the Escrow Agent, within a reasonable time, shall return to the Corporation any check, draft or other instrument received from the Corporation which is dishonored, together with the signature page, subscription agreement or writing, if any, which accompanied such check, draft or other instrument.

                  (d) The Escrow Agent shall have the right to act in reliance upon any document, instrument or signature believed by it to be genuine and to assume that any person purporting to give any notice or instructions in accordance with this Agreement has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions. The individuals who sign below personally acknowledge that they are authorized to sign on behalf of their respective entities, that they have submitted to the Escrow Agent a confirmation of their signature duly guaranteed and the Escrow Agent need only recognize those signatures on notices or demands.

                  (e) In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Fund which, in its sole opinion, are in conflict with either other instructions received by it or any provisions of this Agreement, it shall be entitled to hold the Fund, or a portion thereof, in the Escrow Account pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Escrow Agent, at its option, may deposit the Fund in the registry of a court of competent jurisdiction in a proceeding to which all parties in interest are joined.

                  (f) The Escrow Agent shall not be liable for any action taken or omitted hereunder except in the case of its willful misconduct, nor shall it be liable for the default or misconduct of an employee, agent or attorney appointed by it. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                  (g) The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Fund or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Fund or any part thereof.

         5. Amendment or Resignation. This Agreement and/or the terms of the Offering, to the extent described herein, may be altered or amended only with the written consent of the Corporation and the Escrow Agent. Should the Corporation attempt to change the Agreement and/or the terms of the Offering in a manner which, in the Escrow Agent's sole opinion, is undesirable, the Escrow Agent may resign as Escrow Agent upon 10 days' written notice to the Corporation; otherwise, it may resign as Escrow Agent at any time upon 30 days' written notice to the Corporation. In the case of the Escrow Agent's resignation, its only duty shall be to hold and dispose of the Fund in accordance with the original provisions of this Agreement until a successor Escrow Agent shall be appointed and written notice of the name and address of such successor Escrow Agent shall be given to the Escrow Agent by the Corporation, whereupon the Escrow Agent's only duty shall be to pay over to the successor Escrow Agent the Fund, less any portion thereof previously paid out in accordance with this Agreement.

         6. Warranties. The Corporation warrants to and agrees with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                  (a) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Fund or any part thereof.

                  (b) No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specially or generally) the Fund or any part thereof.

         7. Fees and Expenses. The Escrow Agent shall be entitled to its customary fees, which shall be due and payable upon execution and delivery of this Agreement and such additional fees as are outlined on the attached Exhibit I, which exhibit is incorporated by reference herein.

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

         8.  Indemnification and Contribution.

                  (a) The Corporation (referred to as the "Indemnitor") agrees to indemnify the Escrow Agent and its officers, agents, directors and stockholders (the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees, arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, whether or not any such action, claim or proceeding is the result of the negligence of the Indemnitees. If any person shall assert any claim (whether or not by the institution of any action, suit or other proceeding) against any of the Indemnitees arising out of this Agreement or any transaction to which this Agreement relates, whether or not such claim ultimately is established, the Indemnitor shall pay all costs and expenses of the defense of such claim including, without limitation, reasonable counsel fees. There shall be included in the loss, liability, cost, damage and expense against which the Indemnitees are indemnified hereunder all sums which any of the Indemnitees may pay in settlement of any such claim.

                  (b) If the indemnification provided for in this Section 8 is applicable, but for any reason is held to be unavailable, the Indemnitor shall contribute such amounts as are just and equitable to pay (or to reimburse the Indemnitees for) the aggregate of any all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitees as a result of, or in connection with, any amount paid in settlement of any action, claim or proceeding arising out of, or relating in any way, to any acts or omissions of the Indemnitor.

                  (c) Any Indemnitee which proposes to assert the right to be indemnified under this Section 8, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnitee in respect of which a claim is to be made against the Indemnitor under this Section 8, will notify the Indemnitor of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify the Indemnitor of any such action, suit or proceeding shall not relieve the Indemnitor from any liability which it may have to any Indemnitee otherwise than under this Section 8. In case any such action, suit or proceeding shall be brought against an Indemnitee and it shall notify the Indemnitor of the commencement thereof, the Indemnitor shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such Indemnitee. After notice from the Indemnitor to such Indemnitee of their election to assume the defense thereof, the Indemnitor shall not be liable to such Indemnitee for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such Indemnitee in connection with the defense thereof. The Indemnitee shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized by the Indemnitor, (ii) the Indemnitee shall have concluded reasonably that there may be a conflict of interest between the Indemnitor and the Indemnitee in the conduct of the defense of such action (in which case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee) or (iii) the Indemnitor in fact shall not have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be borne by the Indemnitor]

         9. Governing Law and Assignment. This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement with respect to the Fund shall be void unless:

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

                  (a) written notice thereof shall be given to the Corporation; and

                  (b) the Corporation shall have consented in writing to such assignment or transfer.

         10. Notices. All notices required to be given in connection with this Agreement shall be sent by personal delivery against receipt therefor, or registered or certified mail, return receipt requested, and addressed to the parties at their addresses first set forth above or such other address as any such party shall deliver to the other parties hereto in like manner.

         11. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         12. Counterparts. This Agreement may be executed in several counterparts or by separate instruments, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

         13. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

         14. Captions. All captions are for convenience only and shall not limit or define the text hereof.

         15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day first above written.

                                     PTN Media, Inc.
                                     (The Corporation)

                                     By:__________________________
                                        Peter Klamka, President

                                     UNIVERSITY BANK

                                     (The Escrow Agent)

                                     By:__________________________
                                        Name:
                                        Title:

                                       5
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                                    EXHIBIT I

                       CORPORATE TRUST ESCROW SERVICE FEES

                           (Initial Public Offerings)


                                       6